UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents Tax-Free Fund IV, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Puerto Rico Residents Tax-Free Fund IV, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 16, 2024

To the shareholders of the Puerto Rico Residents Tax-Free Fund IV, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “Meeting”) of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund IV, Inc. and hereinafter referred to as the “Fund”), is scheduled to be held virtually on January 16, 2024, at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) for the following purposes:

1.	To elect two directors of the Fund (PROPOSAL 1); and

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the Meeting virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 27, 2023, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 11, 2024 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on November 27, 2023 are entitled to receive this notice and vote at the Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 20th day of December, 2023.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Puerto Rico Residents Tax-Free Fund IV, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. William Rivera and Angel Rivera as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund IV, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on January 16, 2024 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) or at any adjournment or postponement thereof (the “Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two nominees as members of the Fund’s Board of Directors.

Name	Expiration of Term	Class
Clotilde Pérez	2026	III
Jorge I. Vallejo	2026	III

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

____________________________________________

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on January 16, 2024, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund IV, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 16, 2024, AT 11:00 a.m. Atlantic Standard Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Investors Tax-Free Fund IV, Inc. and hereinafter referred to as the “Fund”), for use at the Annual Meeting of Shareholders scheduled to be held virtually on January 16, 2024 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), or at any adjournment or postponement thereof (the “Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended August 31, 2023, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the shareholders on or about December 20, 2023.

If the accompanying proxy is executed and returned in time to be voted at the Meeting, the shares thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR ALL of the nominees named in the proxy to be elected as members of the Board of Directors. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting.

The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q.	Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the Meeting and provides related information and a Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund.

Q.	What happened at the Fund’s 2021 Annual Meeting of Shareholders?

A.	The Fund’s 2021 Annual Meeting of Shareholders (including adjournments thereof, the “2021 Annual Meeting”) was originally convened on February 17, 2022 and has been subsequently adjourned a number of times in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business.

This Proxy Statement relates to the Meeting and not to the 2021 Annual Meeting. If you return the accompanying proxy card, your shares will be voted at the Meeting and not at the 2021 Annual Meeting or for any of the proposals submitted at the 2021 Annual Meeting.

For more information about the 2021 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the previous Annual Meeting on January 25, 2022, as supplemented by Amendment No. 1 filed with the SEC on February 18, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on August 3, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, and as may be further amended from time to time by the Fund.

Q.	Who is entitled to vote at the Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on November 27, 2023.

Q.	Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the Meeting to elect Clotilde Pérez and Jorge I. Vallejo as Directors of the Fund.

Q.	What am I being asked to consider in connection with the Meeting?

A.	You are being asked to consider and vote:

●	To elect two directors of the Fund (PROPOSAL 1); and

●	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Q.	How does the Board of Directors recommend that the Fund’s shareholders vote on the proposal?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote “FOR ALL” on the proposal to elect Clotilde Pérez and Jorge I. Vallejo as Directors of the Fund.

Q.	What is the required shareholder vote for approval of the proposal?

A.	In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than two persons are lawfully nominated for election at the Meeting, only the two nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Q.	How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

●	By Internet:

1.	Find the 16-digit control number on the accompanying proxy card sent to you in the mail. If you cannot find your proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the Meeting:

●	By Mail:

1.	Sign and date the accompanying proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the proxy card, you may discard any future mailings you receive.

●	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 11, 2024.

Q.	How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q.	What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Messrs. William Rivera and Angel Rivera have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder.

Q.	Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q.	What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Q.	How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Meeting. Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR ALL of the Director Nominees and, to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the Meeting.

Q.	Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Meeting, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying proxy card, to vote your shares in line with the Board of Directors’ recommendations on the proxy card.

Q.	What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Meeting. The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. Broker non-votes, if any, will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

Q.	How will the Meeting be conducted?

A.	The Meeting will be conducted virtually, and any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares as of the close of business on the record date, November 27, 2023, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 11, 2024 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Q.	If I can’t attend the Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Meeting. Whether or not shareholders plan to attend the Meeting, we urge shareholders to vote and submit their proxy in advance of the Meeting by one of the methods described in the proxy materials.

Q.	Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Banco Popular de Puerto Rico, Trust Division, at 209 Munoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918 or telephone number (787) 751-5452.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on November 27, 2023 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on November 27, 2023. On such date, there were 9,179,877 shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1: TO ELECT TWO DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the proxy card accompanying this Proxy Statement to vote such proxy FOR ALL of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Ms. Clotilde Pérez and Mr. Jorge I. Vallejo served as members of the Board of Directors during the entirety of the fiscal year ended August 31, 2023. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Clotilde Pérez	2026	III
Jorge I. Vallejo	2026	III

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Clotilde Pérez (71)	Director	Class III; Current term expires in 2023 Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None
Jorge I. Vallejo (69)	Director	Class III; Current term expires in 2023 Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	10 funds	None

*       The address of each Director Nominee is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918.

**     Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed.

***   The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Co-Advised Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The “Popular Family of Funds” consists of Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; and Popular Total Return Fund, Inc. The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC (“Popular Asset Management”). The Popular Family of Funds is managed by Popular Asset Management LLC. For Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds. For Mr. Vallejo, the Affiliated Funds consist of the Co-Advised Family of Funds and the Popular Family of Funds.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2023, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2023, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Carlos J. Nido (59)	Director	Class I; Term expires in 2021 † Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds consisting of 30 portfolios	None
Luis M. Pellot (75)	Director	Class I ; Term expires in 2021 † Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds consisting of 30 portfolios	None
Enrique Vila del Corral (77)	Chairman of the Board	Class II; Term expires in 2025 Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	10 funds	None
Gabriel Pagán Pedrero (70)	Director	Class II; Term expires in 2025 Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Officers
Leslie Highley, Jr. (76)	Co-President	Co-President since 2021	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
Angel Rivera Garcia (46)	Co-President	Co-President since 2023	Subsidiary President, Popular Asset Management LLC; portfolio manager for various Puerto Rico investment companies advised and co-advised by Popular Asset Management; former Corporate Treasury with Popular, Inc.; former Fixed Income Portfolio Manager for Popular Asset Management.	Not applicable	None
José González Pagán (45)	Co-Treasurer	Treasurer since 2014	Vice President of Banco Popular de Puerto Rico, has been in charge of Banco Popular’s Mutual Funds’ Administration since 2014 and Popular Fiduciary Services Operations since 2019. Prior to joining Banco Popular, Mr. González was President, Treasurer, and Fund Administration & Operations Manager for the First Puerto Rico Family of Funds in Santander Asset Management from 2009-2014 and Vice President, Operations Manager and Trust Officer of Banco Santander from 2004-2008.	Not applicable	None
William Rivera (65)	Co-Treasurer	Treasurer since 2022	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Luis A. Avilés (59)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Lucas Foss (45)	Chief Compliance Officer	Since 2021	Mr. Foss has been Chief Compliance Officer for the Puerto Rico Residents Tax-Free Funds since 2021. Mr. Foss has been Vice President, Fund Chief Compliance Officer for SS&C Technologies since 2017.	Not applicable	None

*           The address of the Directors and Officers is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

**          Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***       For Mr. Vila del Corral, the Affiliated Funds consist of the Co-Advised Family of Funds and the Popular Family of Funds (as defined above). For Messrs. Nido and Pellot, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above). For Mr. Pagán Pedrero, the Affiliated Funds consist of the Co-Advised Family of Funds.

†             Messrs. Nido and Pellot’s terms of office expired in 2021, and accordingly each will serve until the 2021 Annual Meeting and until such director successors have been elected and qualified. Messrs. Nido and Pellot have been nominated for election at the 2021 Annual Meeting to serve as directors until the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) and until such directors’ successors have been elected and qualified. As of the date of this Proxy Statement, the 2021 Annual Meeting has been convened and adjourned without transacting any other business to provide the Fund with the additional time to solicit proxies from its shareholders to achieve quorum. See “What happened at the Fund’s 2021 Annual Meeting of Shareholders?” above for more information. In the event that Messrs. Nido and Pellot are elected at the 2021 Annual Meeting, they will serve until the 2024 Annual Meeting and until such directors’ successors have been selected and qualified. In the event that other director nominees are elected as their successors at the 2021 Annual Meeting, Messrs. Nido and Pellot will cease to be directors at the conclusion of the 2021 Annual Meeting and certification of the shareholder vote. Ocean Capital LLC has delivered the Fund a notice stating its intention to nominate two director candidates, José R. Izquierdo II and Brent D. Rosenthal, and submit a proposal at the 2021 Annual Meeting.

As of November 27, 2023, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

The Independent Directors have designated Mr. Vila del Corral as Chairman of the Board of Directors. In that capacity, Mr. Vila del Corral presides at each meeting of the Board and, when appropriate, represents the views of the Board to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended August 31, 2023, the Fund’s Board of Directors met five times. During that period, each of the Directors then in office attended one hundred percent (100%) of the meetings of the Board of Directors, other than Carlos Nido, who attended sixty percent (60%) of such meetings. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended August 31, 2023 amounted to $24,023.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and one of the Directors attended the 2022 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting, and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter and Qualified Legal Compliance Committee Charter, which was included with the Fund’s proxy statement for the 2021 Annual Meeting. The Audit Committee is composed solely by Independent Directors, consisting of Messrs. Vila del Corral and Pagán, and Mme. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Since 2013, Mr. Vila del Corral has served as chairperson and financial expert of the Audit Committee.

The Audit Committee met one time during the fiscal year ended August 31, 2023. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended August 31, 2023, attended one hundred percent (100%) of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended August 31, 2023, amounted to $3,000.

Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“EY”) for the audit of the Fund’s annual financial statements and for services that are normally provided by EY in connection with statutory and regulatory filings for the fiscal period ended August 31, 2022, were $57,650 and for the fiscal year ended August 31, 2023, were $60,487.

Audit Related Fees – The aggregate fees billed for assurance and related services rendered by EY that are reasonably related to the performance of the audit of the Fund’s financial statements and are not disclosed above for the fiscal period ended August 31, 2022, were $0 and for the fiscal year ended August 31, 2023, were $0.

Tax Fees – The aggregate fees billed for professional services rendered by EY for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2022, were $9,438 and for the fiscal year ended August 31, 2023, were $10,357.

All Other Fees – During the fiscal years ended August 31, 2022, and August 31, 2023, no fees for other products or services that relate directly to the operations and financial reporting of the Fund, other than the services disclosed above, were billed by EY to the Fund’s co-investment advisers or any other entity controlling, controlled by, or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which EY billed the Fund fees for the fiscal period ended August 31, 2022, and the fiscal year ended August 31, 2023, were pre-approved by the Audit Committee. For the fiscal period ended August 31, 2022, and the fiscal year ended August 31, 2023, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY.

The aggregate non-audit fees billed by EY for services rendered to the Fund, its co-investment advisers, and co-adviser affiliates that provide ongoing services to the Fund for the fiscal year ended August 31, 2022, were $202,800 and for the fiscal year ended August 31, 2023, were $2,155,701.

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s co-investment advisers, and any entity controlling, controlled by or under common control with the Fund’s co-investment advisers that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2023, with management of the Fund and with EY. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from EY, independent auditors for the Fund. The Audit Committee has discussed with EY its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. EY meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and EY, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with EY and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or EY if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended August 31, 2023, as of the date of this Proxy Statement.

Enrique Vila del Corral, Chairperson of the Audit Committee

Clotilde Pérez, Member of the Audit Committee

Gabriel Pagán, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Vila del Corral and Nido, who are Independent Directors. The Dividend Committee did not meet during the fiscal year ended August 31, 2023.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Corporate Governance Committee

The Fund has a Nominating and Corporate Governance Committee composed of two Independent Directors, Messrs. Pagán and Pellot. The principal responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Corporate Governance Committee, which was included with the Fund’s proxy statement for the 2021 Annual Meeting.. The Nominating and Corporate Governance Committee was formed on May 19, 2021. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended August 31, 2023.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Corporate Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment advisers or managers of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Enrique Vila del Corral. Mr. Vila del Corral has been a private investor since July 2001. Mr. Vila del Corral has been managing partner of various special partnerships involved in real estate development. He is the former Managing Partner, from 1997-2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suarez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus from 1987-1992.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s co-investment advisers and the administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the co-investment advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s co-investment advisers, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the co-investment advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement(s), the Board meets with the co-investment advisers to review the services provided. Among other things, the Board regularly considers the co-investment advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the co-investment advisers, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund:

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Enrique Vila del Corral	$5,143	None	None	$69,000
Carlos Nido	$3,143	None	None	$112,000
Clotilde Pérez	$5,143	None	None	$121,000
Luis M. Pellot	$4,143	None	None	$140,500
Gabriel Pagán	$5,143	None	None	$50,000
Jorge I. Vallejo	$4,143	None	None	$60,000
(1) Amount for the fiscal year ended August 31, 2023.
(2) Amount for the calendar year ended December 31, 2022 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Mr. Vila del Corral and Vallejo, the Affiliated Funds consist of the Co-Advised Family of Funds and the Popular Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above). For Mr. Pagán Pedrero, the Affiliated Funds consist of the Co-Advised Family of Funds.

None of the Directors, Director Nominees, or executive officers are involved in a pending legal proceeding relating to the Fund.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of August 31, 2023:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Enrique Vila del Corral	$0	$0
Carlos Nido	$0	$10,001-$50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Gabriel Pagán	$0	$0
Jorge I. Vallejo	$0	$0
(1) For Mr. Vila del Corral, Pagán, and Vallejo, the Affiliated Funds consist of the Co-Advised Family (as defined above). For Messrs. Nido and Pellot and Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” above for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of November 27, 2023, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Advisers, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than two persons are lawfully nominated for election at the Meeting, only the two nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares of common stock as of November 27, 2023 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 9,179,877 shares of the Fund’s shares outstanding as of the close of business on November 27, 2023.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner:	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Ocean Capital LLC(1)	725,606	7.9%
Officers and Directors:(2)
Leslie Highley, Jr.	28,827	*
Angel Rivera	0	*
José González Pagán	0	*
Lucas Foss	0	*
Luis A. Avilés	0	*
Enrique Vila del Corral	0	*
Luis M. Pellot	0	*
Carlos Nido	0	*
Gabriel Pagan	0	*
Jorge I. Vallejo	0	*
Clotilde Pérez	0	*
All Officers and Directors as a Group (11 persons)	28,827	*

* Represents beneficial ownership of less than one percent (1%).

(1)    According to a Schedule 13D/A filed with the SEC on September 14, 2023, Ocean Capital LLC has shared voting and dispositive power with respect to the 718,605.81 shares held by it; and William Heath Hawk has sole voting and dispositive power with respect to 7,000 shares and shared voting and dispositive power with respect to the 725,605.81 shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital. The business address of each of Ocean Capital LLC and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

(2)   The address of the Directors and Officers is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, except for Mr. Highley, whose address is UBS Trust Company, 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico, 00918.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since September 1, 2022, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying proxy card will be voted FOR ALL of the Director Nominees to be elected.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the Meeting. In other words, if more than two persons are lawfully nominated for election at the meeting, only the two nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Investment Adviser, Administrator, and Principal Underwriter

Popular Asset Management serves as the Fund’s co-investment adviser. Popular Asset Management is located at 209 Munoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918.

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s co-investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Popular Securities, LLC and UBS Financial Services Puerto Rico serve as the Fund’s principal underwriters. Popular Securities is located at 209 Muñoz Rivera Avenue, Suite 1200, San Juan, Puerto Rico 00918. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

shareholder Proposals

shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than August 22, 2024. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than December 30, 2023. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of ALPS Fund Services, Inc., in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has not retained any specially engaged employees, representatives or other persons (other than Broadridge to perform certain ministerial services) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Puerto Rico Residents Tax-Free Fund IV, Inc.

209 Muñoz Rivera Avenue

Suite 1031

San Juan, Puerto Rico 00918

Telephone: (787) 764-1788

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 20th day of December, 2023.

By Order of the Board of Directors:

/s/ Luis A. Avilés
Luis A. Avilés
Secretary